SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 2004


                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-11758                                          36-3145972
(Commission File Number)                     (IRS Employer Identification No.)


            1585 Broadway
          New York, New York                                  10036
(Address of principal executive offices)                    (Zip Code)

                                (212) 761-4000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

          Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-117752, 333-117752-01, 333-117752-02,
333-117752-03, 333-117752-04 and 333-117752-05) filed by Morgan Stanley,
Morgan Stanley Capital Trust VI, Morgan Stanley Capital Trust VII, Morgan Stanley Capital Trust VIII, Morgan Stanley Capital Trust IX and Morgan Stanley Capital Trust X with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-g, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series F, and Global Units, Series F, attached and incorporated herein by reference as Exhibits 8-b and 23-h, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley of Global Medium-Term Notes, Series G and Series H, and Global Units, Series G and Series H, and attached and incorporated herein by reference as Exhibits 8-c and 23-i, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time of Morgan Stanley DirectSecurities(SM).



Item 9.01. Financial Statements and Exhibits


(c) Exhibits

Exhibit No.       Description

8-a               Opinion of Sidley Austin Brown & Wood LLP.

8-b               Opinion of Sidley Austin Brown & Wood LLP.

8-c               Opinion of Sidley Austin Brown & Wood LLP.

23-g              Consent of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 8-a).

23-h              Consent of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 8-b).

23-i              Consent of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 8-c).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MORGAN STANLEY


                                      By:   /s/ Martin M. Cohen
                                         -------------------------------------
                                         Name:  Martin M. Cohen
                                         Title: Assistant Secretary and Counsel



Date: November 12, 2004

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549








                                MORGAN STANLEY








                                   EXHIBITS
                             TO CURRENT REPORT ON
                       FORM 8-K DATED NOVEMBER 10, 2004











                                                Commission File Number 1-11758

Exhibit No.        Description

8-a                Opinion of Sidley Austin Brown & Wood LLP.

8-b                Opinion of Sidley Austin Brown & Wood LLP.

8-c                Opinion of Sidley Austin Brown & Wood LLP.

23-g               Consent of Sidley Austin Brown & Wood LLP (included in
                   Exhibit 8-a).

23-h               Consent of Sidley Austin Brown & Wood LLP (included in
                   Exhibit 8-b).

23-i               Consent of Sidley Austin Brown & Wood LLP (included in
                   Exhibit 8-c).